Exhibit 99.1

August 26, 2013	Analyst Contact:	T.D. Eureste 918-588-7167
	Media Contact:	Brad Borror 918-588-7582

ONEOK Partners to Acquire Natural Gas Gathering and Processing
And Natural Gas Liquids Assets in the
NGL-rich Area of Powder River Basin for $305 Million

Additional Investments of $135 Million Planned for Upgrades
And Construction of Related Infrastructure in Wyoming

TULSA, Okla. – Aug. 26, 2013 – ONEOK Partners, L.P. (NYSE: OKS) today announced that it will invest approximately $440 million in the natural gas liquids-rich area in the Powder River Basin in Wyoming to:

•
Purchase a 50-million cubic feet per day (MMcf/d) natural gas processing facility – the Sage Creek plant and related natural gas gathering and natural gas liquids (NGL) infrastructure – in western Converse and Campbell Counties, Wyo., for $305 million from an undisclosed seller; and

•	Invest $135 million to upgrade and construct natural gas gathering and processing related infrastructure, NGL gathering pipelines and well connections.

“The Sage Creek plant gives ONEOK Partners additional natural gas gathering and processing capacity in a region where producers are actively drilling that has significant long- term growth potential,” said Terry K. Spencer, president, ONEOK Partners.

“This acquisition will add assets located in and around our operating footprint that can be integrated into our system and used as a platform for future growth opportunities. The acquisition further positions the partnership as a full-service midstream provider for area producers,” Spencer concluded.

The partnership expects to close the transaction during the third quarter 2013 and complete the related infrastructure projects in the second half 2014. Financing for this transaction will come from available cash and short-term borrowings.

As part of the acquisition, ONEOK Partners will receive long-term acreage dedications and fee-based and percent-of-proceeds agreements with producers. As natural gas volumes increase to the Sage Creek natural gas processing plant and NGL volumes are transported to the adjacent ONEOK Partners-owned and operated Bakken NGL pipeline over the next several

-more-

ONEOK Partners to Acquire Natural Gas Gathering and Processing and
Natural Gas Liquids Assets in the NGL-rich Area of Powder River Basin for $305 Million

August 26, 2013

years, total partnership annual EBITDA (earnings before interest, taxes, depreciation and amortization) from this acquisition and the related investments is expected to increase by $40 million to $60 million between 2015 and 2018.

In addition to the Bakken NGL pipeline, ONEOK Partners currently operates approximately 1,000 miles of natural gas gathering pipelines in the Powder River and Wind River Basins in Wyoming. Approximately 10 employees currently operate the Sage Creek system.

Capital Projects:

The partnership has announced total investments of approximately $5.2 billion to $5.6 billion through 2015 for acquisitions and infrastructure growth projects related to natural gas gathering and processing, and natural gas liquids, which includes the acquisitions and projects described above.

These investments consist of approximately $2.4 billion to $2.6 billion for natural gas gathering and processing projects, and approximately $2.8 billion to $3.0 billion for natural gas liquids projects. Approximately $2.5 billion to $2.6 billion are for growth projects related to resource development in the Williston Basin. In aggregate, these projects are expected to generate EBITDA multiples of five to seven times. The incremental earnings from these projects are expected to increase distributable cash flow and value to unitholders in the form of higher distributions.

The partnership has a $2 billion to $3 billion backlog of unannounced growth projects that it continues to evaluate. Additional projects included in this backlog will be announced when sufficient supply commitments are completed.

EDITOR’S NOTE:

View a map showing the location of the Sage Creek plant.

NON-GAAP (GENERALLY ACCEPTED ACCOUNTING PRINCIPLES) FINANCIAL MEASURES:

ONEOK Partners has disclosed in this news release anticipated EBITDA and distributable cash flow (DCF) levels that are non-GAAP financial measures. EBITDA and DCF are used as a measure of the partnership’s financial performance. EBITDA is defined as net income adjusted for interest expense, depreciation and amortization, income taxes and allowance equity funds used during construction. DCF is defined as EBITDA, computed as described above, less interest expense, maintenance capital expenditures and equity earnings from investments, adjusted for cash distributions received and certain other items.

-more-

ONEOK Partners to Acquire Natural Gas Gathering and Processing and
Natural Gas Liquids Assets in the NGL-rich Area of Powder River Basin for $305 Million

August 26, 2013

The partnership believes the non-GAAP financial measures described above are useful to investors because these measurements are used by many companies in its industry as a measurement of financial performance and are commonly employed by financial analysts and others to evaluate the financial performance of the partnership and to compare the financial performance of the partnership with the performance of other publicly traded partnerships within its industry.

EBITDA and DCF should not be considered an alternative to net income, earnings per unit or any other measure of financial performance presented in accordance with GAAP.

These non-GAAP financial measures exclude some, but not all, items that affect net income. Additionally, these calculations may not be comparable with similarly titled measures of other companies. Furthermore, these non-GAAP measures should not be viewed as indicative of the actual amount of cash that is available for distributions or that is planned to be distributed for a given period nor do they equate to available cash as defined in the partnership agreement.

ONEOK Partners, L.P. (pronounced ONE-OAK) (NYSE: OKS) is one of the largest publicly traded master limited partnerships, and is a leader in the gathering, processing, storage and transportation of natural gas in the U.S. and owns one of the nation’s premier natural gas liquids (NGL) systems, connecting NGL supply in the Mid-Continent and Rocky Mountain regions with key market centers. Its general partner is a wholly owned subsidiary of ONEOK, Inc. (NYSE: OKE), a diversified energy company, which owns 41.3 percent of the overall partnership interest, as of Aug. 12, 2013. ONEOK is one of the largest natural gas distributors in the United States, serving more than two million customers in Oklahoma, Kansas and Texas.

For more information, visit the website at www.oneokpartners.com.

For the latest news about ONEOK Partners, follow us on Twitter @ONEOKPartners.

Some of the statements contained and incorporated in this news release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, as amended. The forward-looking statements relate to the proposed acquisition of the Sage Creek plant and related infrastructure, the upgrading of the Sage Creek natural gas processing plant and improving field compression, the construction of the new NGL pipeline lateral between the Sage Creek interconnect and the Bakken NGL Pipeline, and the other referenced infrastructure growth projects related to natural gas gathering and processing and natural gas liquids underway, the schedule and costs to complete the proposed projects and related infrastructure, and expected generation of EBITDA and distributable cash flow from both the Sage Creek acquisition and related infrastructure projects and the other referenced proposed projects. These forward-looking statements are made in reliance on the safe-harbor protections provided under the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “should,” “goal,” “forecast,” “guidance,” “could,” “may,” “potential,” “scheduled,” and other words and terms of similar meaning.

You should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our Annual Report on Form 10-K. All forward-looking statements attributable to us or

-more-

ONEOK Partners to Acquire Natural Gas Gathering and Processing and
Natural Gas Liquids Assets in the NGL-rich Area of Powder River Basin for $305 Million

August 26, 2013

persons acting on our behalf are expressly qualified in their entirety by these factors. Other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise.

###

WYOMING
SOUTH DAKOTA
NEBRASKA
Johnson
Campbell
Lawrence
Weston
Pennington
Custer
Natrona
Niobrara
Shannon
Fall River
Converse
Dawes
Sheridan
Sioux
Goshen
Box Butte
Sage Creek Area
Sage Creek Plant
Sage Creek Gathering System
NGL Pipeline
New Bakken NGL Pipeline Lateral
Bakken NGL Pipeline

ONEOK PARTNERS